SECURITIES AND EXCHANGE COMMISSION

                    Washington, DC 20549


                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

                Date of Report: July 30, 2003


                THE PHOENIX GROUP CORPORATION
   (Exact name of registrant as specified in its charter)


     Delaware            000-20354               23-2596710


  (State or other   (Commission File No.)      (IRS Employer
  jurisdiction of                              Identification
  incorporation)                                  Number)


    801 E. Campbell Rd., Suite 450, Richardson, Texas  75081
     (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 214-382-
3630


                        Not Applicable.
 (Former name or former address, if changed since last report)





             SECURITIES AND EXCHANGE COMMISSION

                    Washington, DC 20549


                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

Date of Report: July 30, 2003

ITEM 7.  Financial Statements and Exhibits

     On August 21, 2002, The Phoenix Group Corporation ("Phoenix") filed a petition in bankruptcy seeking protection under Chapter 11 of the federal bankruptcy statutes. On August 23, 2002, Phoenix' shares were deleted from the Eligible List of the OTC Bulletin Board, although its shares have been traded in the NDQS "Pink Sheets" on occasion since then. At the time of its bankruptcy filing, Phoenix had not filed its Form 10-QSB for the period ending June 30, 2002, and had not yet amended its Forms 10-KSB for the periods ending December 31, 2000, and December 31, 2001, to provide audited financial statements for these periods. Phoenix' September 27, 2002, Form 8-K disclosed that King Griffin & Adamson, P.C. had resigned as Phoenix' auditor and that the firm had not yet completed audits of financial statements for these periods. Phoenix did, however, provide unaudited financial statements in its 2000 and 2001 year end filings. Other than these and other Forms 8-K reporting events relative to the bankruptcy, Phoenix has made no annual or periodic filings subsequent to its Form 10-QSB filed for the period ended March 31, 2002. Nor has Phoenix solicited proxies or held a shareholder meeting.

     Phoenix has filed monthly reports with the United States Bankruptcy Court for the Northern District of Texas [Ft. Worth Division] pursuant to Bankruptcy Rule 2015 providing financial and other information relating to its financial condition and business prospects. Copies of each of these monthly reports are provided as exhibits to this filing, and will be provided as exhibits to Forms 8-K to be filed until such time as either a Plan of Reorganization is approved or this bankruptcy proceeding is otherwise terminated.

     Phoenix did not make a request for a "no-action" position from the Commission's Division of Corporate Finance seeking comfort for its failure to make annual or periodic filings or authority to make modified reporting under the guidelines set out in Exchange Act Release No. 9660 (June
1972), and does not intend to do so now. While Phoenix could make admittedly late quarterly filings for the period since March 31, 2002, its current auditors, Smith, Jackson, Boyer & Bovard, P.L.L.C. have advised the company that they cannot audit the company's financial records for periods after December 31, 1999, making provision of complete annual filings impossible.

Phoenix anticipates seeking approval of its Plan of
Reorganization during 3Q 2003.   If the Plan submitted is
approved, Phoenix will seek a "fresh start" audit opinion as to its post-Plan financial statements and will make annual and periodic filings on Form 10-KSB and Form 10-QSB, along with any other necessary filings, thereafter.

     (a)  Financial Statements -
          (1)  Lifeline Home Health Services, Inc., Monthly Operating
            Report,
            May 31, 2003
          (2)  Lifeline Home Health Services, Inc., Monthly Operating
            Report,
            June 30, 2003
          (3)  Lifeline Managed Home Care, Inc., Monthly Operating
            Report,
            May 31, 2003
          (4)  Lifeline Managed Home Care, Inc., Monthly Operating
            Report
            June 30, 2003

     (b)  Pro Forma Financial Information- Not Applicable

     (c)  Exhibits- Not Applicable


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         THE PHOENIX GROUP CORPORATION




Dated: April 21, 2003
                         /s/__________________
                         J. Michael Poss
                         President    and Chief Executive
Officer
July 29, 2003